UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2012

GENTOR RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

FLORIDA	333-130386	20-267977
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1 FIRST CANADIAN PLACE, SUITE 7070, 100 KING STREET WEST TORONTO, ONTARIO, M5X 1E3, CANADA		M5X 1E3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (416) 366-2221

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On January 31, 2012, Gentor Resources, Inc. (the “Company”) issued a press release entitled “Gentor Resources and Al Fairuz Mining announce further near-surface high grade sulphide intersections from the Mahab 4 VMS copper deposit in Oman.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 7.01, including exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information contained under this Item 7.01 be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release dated January 31, 2012

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gentor Resources, Inc. (Registrant)
Dated: February 3, 2012	/s/ Geoffrey G. Farr
By: Geoffrey G. Farr
Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated January 31, 2012